EMPLOYMENT AGREEMENT


     This Employment Agreement (this "Agreement") is made and entered into as of January __, 2002 by and between National Syndications, Inc., a Delaware corporation (the "Company"), and Anthony R. Pironti ("Employee").

1. Engagement and Responsibilities

     (a) Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby employs Employee as an officer of the Company. Employee hereby accepts such employment. During the period commencing on the date hereof through and including the six-month anniversary of such date (the "Initial Period") and subsequent to the Initial Period for so long as the Board of Directors of the Company (the "Board") in its sole discretion shall determine, Employee shall have the title of Chief Executive Officer and President and shall have management control over the Company, subject to control and oversight by the Board, including budgets prepared by, or at the direction of, the Board.

     (b) Employee agrees to devote all of Employee's business time, energy and efforts to the business of the Company and will use Employee's best efforts and abilities faithfully and diligently to promote the Company's business interests. During the Initial Period, Employee's duties and responsibilities shall be those incident to those which are normally and customarily vested in the office of Chief Executive Officer. During and subsequent to the Initial Period, Employee's duties shall include those duties and services for the Company and its affiliates as the Board shall, in its sole and absolute discretion, from time to time reasonably direct which are not inconsistent in a material respect with Employee's position. Notwithstanding the foregoing, nothing contained herein shall restrict Employee's right to engage in: (i) charitable and community activities; (ii) passive investment activities that do not interfere with his ability to satisfy his obligations to the Company hereunder or under Section 5.6 of the Merger Agreement; and (iii) consulting activities for JSD International, Inc. associated with the JSD Business; provided, in each case, that such activities do not materially interfere with his ability to satisfy his obligations to the Company hereunder. For the purposes hereof "JSD Business" means the business of direct marketing of consumer goods and services in India.

2. Definitions

     "Cause" shall mean, in the context of a basis for termination of Employee's employment with the Company, that:

     (a) Employee breaches any material obligation, duty or agreement under this Agreement or under Section 5.6 of the Merger Agreement, which breach is not cured or corrected within 15 days of written notice thereof from the Company (except for breaches of Section 5.6 of the Merger Agreement, which cannot be cured and for which the Company need not give any opportunity to cure); provided, that for the purposes of this subsection (a) and subsection (e) hereof, Employee shall not be deemed in breach of this Agreement solely by reason of, or as a result of, the performance of the Company (including any failure to satisfy budgets, forecasts, revenue targets or the like);

     (b) Employee commits any act of breach of fiduciary duty or trust against Cross Media Marketing Corporation or any of its direct or indirect subsidiaries (collectively, the "Cross Media Group") which under applicable law constitutes a violation of his legal obligation to the Cross Media Group or which creates a material legal liability to the Cross Media Group;

     (c) Employee is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud or a felony under federal or applicable state law;

     (d) Employee commits any act of personal conduct that results in any member of the Cross Media Group suffering liability under federal or applicable state law for discrimination or sexual or other forms of harassment or other similar liabilities to subordinate employees; or

     (e) Employee commits continued and repeated substantive violations of specific written directions of the Board, which directions are consistent with this Agreement and Employee's position as an executive officer (if Employee is an executive officer) on the date such directions are given to Employee), or continued and repeated substantive failure to perform duties assigned by or pursuant to this Agreement.

     "Disability," with respect to Employee, shall mean that, for physical or mental reasons, Employee is unable to perform the essential functions of Employee's duties under this Agreement for 90 consecutive days, or 180 days during any one twelve month period. Employee agrees to submit to a reasonable number of examinations by a medical doctor advising the Company as to whether Employee shall have suffered a disability and Employee hereby authorizes the disclosure and release to the Company and its agents and representatives all supporting medical records. If Employee is not legally competent, Employee's legal guardian or duly authorized attorney-in-fact will act in Employee's stead for the purposes of submitting Employee to the examinations, and providing the authorization of disclosure.

     "Parent" shall mean Cross Media Marketing Corporation, a Delaware corporation.

     "Person" shall mean an individual or a partnership, corporation, trust, association, limited liability company, governmental authority or other entity.

     "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of January __, 2002 by and among the Company, Parent, National Syndications Inc., and Employee.


3. Compensation and Benefits

     During the Term, Employee shall receive the compensation and benefits set forth in this Section 3.

     (a) Salary. The Company shall pay Employee a salary at an annual rate of $300,000 through July 31, 2002, $330,000 through July 31, 2003 and $363,000 thereafter. The Board may, but shall not be obligated to, increase Employee's salary from time to time. The salary shall be payable in installments in the same manner and at the same times the Company pays salaries to other executive officers of the Company, but in no event less frequently than equal monthly installments. The Board may, but shall not be obligated to, declare a discretionary bonus payable to Employee from time to time on such terms as the Board in its absolute discretion shall decide.

     (b) Expense Reimbursement. Upon submission of appropriate documentation, Employee shall be entitled to reimbursement from the Company for the reasonable out-of-pocket costs and expenses which Employee incurs in connection with the performance of Employee's duties and obligations under this Agreement in a manner consistent with the Company's practices and policies therefor.

     (c) Automobile Expenses. Employee shall be paid $2,000 per month as a deemed payment to Employee on account of his monthly automobile lease or purchase payments and other expenses incidental to the operation of such automobile.

     (d) Employee Benefit Plans. Employee shall be entitled to participate in any pension, savings and group term life, medical, dental, disability, and other group benefit plans that the Company makes available to its employees generally.

     (e) Vacation. Employee shall be entitled to four weeks paid vacation, which shall accrue in accordance with the Company's standard vacation accrual policy.

     (f) Disability. In the event of any disability, if Employee shall receive payments as a result of such disability under any disability plan maintained by the Company or from any government agency, the Company shall be entitled to deduct the amount of such payments received from base salary payable to Employee during the period of such disability.

     (g) Withholding. The Company may deduct from any compensation payable to Employee (including payments made pursuant to Section 5 of this Agreement in connection with or following termination of employment) amounts it reasonably believes are required to be withheld under applicable law, including applicable federal, state and/or local income tax withholding, old-age and survivors' and other social security payments, state disability and other insurance premiums and payments.

4. Term of Employment

     Employee's term of employment pursuant to this Agreement shall commence as of the date hereof and shall terminate on the earliest to occur of the following (the "Date of Termination"):

     (a) upon the date set forth in a written notice of termination from Employee to the Company other than for Good Reason (which date shall be at least 60 days after the delivery of that notice); provided, however, that in the event Employee delivers such notice to the Company, the Company shall have the right to accelerate such termination by written notice thereof to Employee (and such termination by the Company shall be deemed to be a termination of employment pursuant to this Section 4(a), and not a termination pursuant to Section 4(d) or 4(e) hereof);

     (b) upon the death of Employee;

     (c) upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a Disability;

     (d) upon delivery to Employee of written notice of termination by the Company for Cause;

     (e) upon delivery to Employee of written notice of termination by the Company without Cause;

     (f) upon delivery to the Company of written notice of termination by Employee for "Good Reason" under the circumstances set forth in Section 5(d);

     (g) after the third anniversary of the date hereof, thirty days after delivery by either the Company or Employee to the other party of written notice of termination by such party; or

     (h) the fifth anniversary of the date hereof.

5. Severance Compensation

     (a) If Employee's employment is terminated pursuant to Section 4(e) (by the Company without Cause) or pursuant to Section 4(f) (by Employee for Good Reason (as defined in Section 5(d)), the Company shall, for the one-year period commencing on the Date of Termination, continue to (i) pay to Employee salary at the rate in effect on the Date of Termination; and (ii) pay for Employee's (and his immediate family's) participation in group medical, life, dental, disability and other plans described in Section 3(c) above to the extent permitted by such plans. If such participation is not so permitted, the Company shall reimburse Employee for the cost of participation in plans offering similar benefits.

     (b) If Employee's employment is terminated for any reason, the Company shall pay to Employee (or Employee's estate or beneficiary, as the case may be) any unpaid base salary through the Date of Termination If Employee's employment is terminated for any reason other than pursuant to Section 4(e) or 4(f), all rights and benefits which Employee or his estate may have under employee benefit plans in which Employee shall be participating at the Date of Termination shall be determined in accordance with such plans.

     (c) If Employee's employment is terminated by the Company pursuant to
Section 4(d) (by the Company For Cause), and subject to applicable law and regulations, the Company shall be entitled to offset against any payments due Employee any loss or damage which the Company shall suffer as a result of the acts or omissions of Employee giving rise to termination under Section 4(d).

     (d) Employee may terminate his employment hereunder for "Good Reason" for
(i) having been assigned duties by the Board during the Initial Period which are inconsistent in any material respect with Section 1 of this Agreement or any other action by the Company that results in a material diminution in his position, authority, duties or responsibilities during the Initial Period, either of which is not cured by the Company within 15 days of written notice thereof from Employee; (ii) any failure by the Company to comply with Section 3(a), (b), (c) or (d) other than a failure that is remedied by the Company within 10 days after receipt of written notice thereof from Employee; (iii) relocation of the Company's principal place of operations, provided that such relocation results in a principal place of operations more than 75 miles from New York City or the Company's requirement that Employee's offices be other than at such headquarters; (iv) any failure by the Company to pay the Joint Venture Payments as set forth in Section 2.9 of the Merger Agreement after the passage of all applicable notice and cure periods; or
(v) Pironti acquires Acceleration Rights pursuant to Section 6.7(b) of the Merger Agreement. If Employee terminates Employee's employment for Good Reason, Employee shall be entitled to receive the consideration set forth in Section 5(a).

     (e) Employee acknowledges that the Company has the right to terminate Employee's employment without Cause and that such termination shall not be a breach of this Agreement or any other express or implied agreement between the Company and Employee. Accordingly, in the event of such termination, Employee shall be entitled only to those benefits specifically provided in this Section 5, and shall not have any other rights to any compensation or damages from the Company for breach of contract.

     (f) The Company acknowledges that Employee has the right to terminate his employment without Good Reason and that such termination shall not be a breach of this Agreement or any other express or implied agreement between the Company and Employee, and the Company shall have no rights or recourse against Employee in the case of such termination. Accordingly, in the event of such termination, Employee shall not be entitled to any benefits other than those specifically set forth in this Section 5.

     (g) Employee acknowledges that in the event of termination of Employee's employment for any reason, Employee (or Employee's estate, heirs, beneficiaries or others claiming through Employee) shall not be entitled to any severance or other compensation from the Company except as specifically provided in this
Section 5. Without limitation on the generality of the foregoing, this Section supersedes any plan or policy of the Company which provides for severance to its officers or employees, and Employee shall not be entitled to any benefits under any such plan or policy.

6. Confidentiality

     (a) Employee agrees not to disclose or use at any time (whether during or after Employee's employment with the Company) for Employee's own benefit or purposes or the benefit or purposes of any other Person any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, financial methods, plans, or the business and affairs of the Cross Media Group generally; provided, that the foregoing shall not apply to information which is not unique to the Cross Media Group or which is generally known to the industry or the public other than as a result of Employee's breach of this covenant. Employee agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Cross Media Group that constitutes such confidential information. Employee further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of any member of the Cross Media Group.

     (b) Since the Company will be irreparably damaged and its remedy at law will be inadequate in the event of a breach by Employee of this Section 6, the Company shall be entitled to an injunction restraining any violation of this
Section 6 by Employee (without any bond or other security being required), or any other appropriate decree of specific performance, without showing any actual damage or that monetary damages would not provide an adequate remedy. Such remedies shall not be exclusive and shall be in addition to any other remedy which the Company may have, including, without limitation, the right to monetary damages for the period preceding such specific enforcement.

     (c) The provisions of this Section 6 shall survive the expiration or termination of this Agreement.

7. Miscellaneous

     (a) Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a Party as shall be specified by like notice):

               If to the Company:

               c/o Cross Media Marketing Corporation
               461 Fifth Avenue
               19th Floor
               New York, New York 10017
               Attn:  Ronald Altbach
               Telecopy:  (212) 457-1180

               With a copy to:

               Kramer Levin Naftalis & Frankel LLP
               919 Third Avenue
               New York, NY  10022
               Attn:  Bonnie D. Podolsky, Esq.
               Telecopy:  (212) 715-8000
               Confirm:  (212) 715-9100

               If to Employee:
               c/o National Syndications, Inc.
               230 Fifth Avenue, Suite 210
               New York, New York 10001
               Attn:  Anthony R. Pironti
               Telecopy:  (212) 889-1146
               Confirm:  (212) 686-8680

               With a copy to:

               McDermott, Will & Emery
               50 Rockefeller Plaza
               New York, New York  10020
               Attn:  C. David Goldman, Esq.
               Telecopy:  (212)547-5444
               Confirm: (212) 547-5512

Any such notice given hereunder shall be deemed given and received on the date of hand delivery or transmission by facsimile or the day after delivery to an overnight express service for next day delivery, as the case may be.

     (b) Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein. No representations, oral or otherwise, express or implied, other than those contained in this Agreement have been relied upon by any party to this Agreement.

     (c) Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     (d) No Assignment by Employee. This Agreement is personal in nature and shall not be assigned by Employee by operation of law or otherwise.

     (e) Governing Law. This Agreement has been made and entered into in the State of New York and shall be construed in accordance with the laws of the State of New York.

     (f) Captions. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

     (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     (h) Attorneys' Fees. If any action or proceeding is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover as an element of its costs, and not its damages, its reasonable attorneys' fees, costs and expenses. The prevailing party is the party who is entitled to recover its costs in the action or proceeding. A party not entitled to recover its costs may not recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining whether a party is entitled to recover its costs or attorneys' fees.


   [Signature page follows; remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                           NATIONAL SYNDICATIONS, INC.



                                           By:
                                              -----------------------------
                                              Name: Ronald Altbach
                                              Title:



                                           --------------------------------
                                           ANTHONY J. PIRONTI